UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      December 22, 2005 (December 15, 2005)

                        COMPOSITE TECHNOLOGY CORPORATION

             (Exact name of registrant as specified in its charter)



          Nevada                         000-10999               59-2025386
          ------                         ---------               ----------
(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)


                                2026 McGaw Avenue
                                Irvine, CA 92614
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (949) 428-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December  15,  2005,  CTC Wind Systems  Corporation  ("CWS"),  a wholly owned subsidiary of Composite Technology Corporation (the "Company") and EU Energy Incorporated ("EU Energy") entered into an Equity Purchase Agreement ("Equity
Purchase Agreement") pursuant to which CWS has the right to purchase approximately 48% of the issued and outstanding shares of capital stock of EU Energy (the "Equity Purchase"). The closing of the Equity Purchase is subject to completion of CTC's due diligence investigation of EU Energy and other standard closing conditions set forth in the Equity Purchase Agreement. The total purchase price for the Equity Purchase is $5,000,000 which shall be paid as follows: (i) $1,000,000 at the time of closing of the Equity Purchase; (ii) $2,000,000 on March 1, 2006 or 60 days after the date of such closing; and (iii) the final $2,000,000 on April 1, 2006 or 90 days after the date of such closing. At the time of Closing all of the shareholders of EU Energy shall execute a shareholders' agreement with shall provide that, among other things, CWS shall have the right to appoint 2 board members of EU Energy, the remaining 2 directors to be appointed by the other EU Energy shareholders and that certain major decisions shall require the unanimous decision of the board of directors of EU Energy. The Equity Purchase Agreement shall be terminated by: (i) mutual written consent of the parties; (ii) either party if the closing of the Equity Purchase does not occur by May 1, 2006; (iii) on written notice by either party if any order permanently restraining, enjoining or prohibiting consummation of the transactions contemplated in the Equity Purchase Agreement shall become final and non-appealable; (iv) the seller on written notice if any buyer closing condition is not performed by the closing date; or (v) the buyer on written notice if any seller closing condition is not performed by the closing date,
(vi) if Buyer is not satisfied with its due diligence investigations prior to the closing date, or (vii) if the Buyer is unable to obtain satisfactory financing to meet the terms of its financing obligations. The description of the Equity Purchase Agreement is qualified in its entirety by reference to the Equity Purchase Agreement attached hereto as Exhibit 10.1.

On December 19, 2005, the Registrant issued a press release regarding the execution of the Equity Purchase Agreement. A copy of such press release is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

10.1 Agreement between CTC Wind Systems Corporation and EU Energy Incorporated, dated as of December 15, 2005.

99.1 Press Release of Composite Technology Corporation, dated December 19, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        COMPOSITE TECHNOLOGY CORPORATION
                                  (Registrant)


Date: December 21, 2005             By: /s/ Benton H Wilcoxon
                                        --------------------------------
                                        Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description of Exhibit

10.1 Agreement between Composite Wind Systems and EU Energy, dated as of December 15, 2005

99.1        Press Release of Composite  Technology  Corporation,  dated December
            19, 2005